              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

        [LOGO]                                                      [LOGO]
        NUMBER                                                      SHARES


                              SKYAUCTION.COM, INC.

                                                            SEE REVERSE SIDE FOR
                                                             CERTAIN DEFINITIONS

                                  COMMON STOCK
                              PAR VALUE $0.01 EACH

 THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR
     OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

This is to Certify that                  SPECIMEN                is the owner of
                        ----------------------------------------

--------------------------------------------------------------------------------
        FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                              SKYAUCTION.COM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated:


----------------------------                        ----------------------------
    SECRETARY/TREASURER                                      PRESIDENT

                                   [GRAPHIC]

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --as tenants in common                         UNIF GIFT MIN ACT -- ..........Custodian...........
TEN ENT  --as tenants by the entireties                                        (Cust)             (Minor)
JT TEN   --as joint tenants with right of                                     under Uniform Gifts to Minors
           survivorship and not as tenants in common                          Act .........................
                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________

________________________________________________________________________________

________________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE)
________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.
        Dated __________________________
              In presence of

                                                ________________________________

_____________________________________________


      NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED AND SOLD ONLY IF SO REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE HOLDER OF THESE SHARES MAY BE REQUIRED TO DELIVER TO THE COMPANY, IF THE COMPANY SO REQUESTS, AN OPINION OF COUNSEL (REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY) TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (OR QUALIFICATION UNDER STATE SECURITIES
LAWS) IS AVAILABLE WITH RESPECT TO ANY TRANSFER OF THESE SHARES THAT HAS NOT BEEN SO REGISTERED (OR QUALIFIED).

THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT BETWEEN THE COMPANY AND ITS RESPECTIVE STOCKHOLDERS, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY, REFERENCE TO ALL THE TERMS AND CONDITIONS THEREOF BEING MADE, AND NO SALE OR TRANSFER OF THE SHARES EVIDENCED HEREBY MAY BE EFFECTED, EXCEPT PURSUANT TO THE TERMS AND CONDITIONS OF SAID STOCKHOLDERS' AGREEMENT. THE COMPANY WILL FURNISH TO THE RECORD HOLDER OF THE CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY A THE COMPANY'S PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE, A COPY OF THE STOCKHOLDER'S AGREEMENT.